                                                                   EXHIBIT 10.29

                                  ATTACHMENT A

                                       TO

                              DOMINION HOMES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                             NOTICE OF PARTICIPATION

You have been designated as a Participant in the Dominion Homes, Inc. Supplemental Executive Retirement Plan. Your participation is subject to the terms of the Plan (a complete copy of which is attached) and to the additional terms described in this notice. However, there are several things you should know:

First, your participation is subject to the terms and conditions specified in the Plan and in this notice.

Second, several terms used in this notice are defined in the Plan. These terms are capitalized. To be sure that you understand the effect of your participation, you should review the Plan document carefully.

Third, you must sign this form and return a copy to the Committee at the address shown at the end of this notice. You also must complete and return to the Committee a completed Enrollment Form. Instructions for completing the Enrollment Form are included in that form.

Fourth, you may participate in this Plan only if you also sign the endorsement split-dollar agreement that you are receiving simultaneously.

Finally, by signing this notice you also will be agreeing to transfer to the Employer your ownership interest in the insurance policy that was the subject of split-dollar insurance agreement you previously signed. This transfer of ownership also is a condition to your participation in this Plan.

If you have any questions about this notice, please contact the Committee at the address shown at the end of this notice.

                           1.00 Terms of Participation

The Plan imposes several conditions on the promised benefit. Many of these are unique to each Participant. In your case, the following provisions will apply:

     .    Your participation is effective on January 1, 2003.

     . The amount of the Employer Contribution (see Plan Sections 2.12 and 4.01) will be:

          .    $345,475.00 initially; and

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          .    $150,000.00, for 2003 and subsequent years, plus any additional amount specified by the Committee.

     .    Your Triggering Events (see Plan Sections 2.26 and 4.04) will be:

          . The date you complete 72 months of Plan participation and the Company's net worth (calculated by applying standard accounting principles) first exceeds $100,000,000 (both conditions must be met before this Triggering Event will occur); or

          .    A Change in Control.

                              2.00 Acknowledgement

I acknowledge and agree, on my own behalf and on behalf of my Beneficiary and my heirs and assigns, that [1] the Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined in the Employee Retirement Income Security Act of 1974, as amended), [2] I may lose all or part of my Plan benefit (including any unpaid installments) if my employer becomes bankrupt, [3] I may not earn a benefit for any period I am not an Eligible Employee, [4] I have no right or claim to receive amounts credited to my Accounts other than those specifically granted by the terms of the Plan, [5] I have read and understand the terms of the Plan, [6] any disputes relating to the Plan must be resolved through procedures described in Plan Sections 7.07 and 7.08, [7] if I "compete" (as defined in Plan Section 5.04) I agree to repay any Plan benefit I have received, and [8] by signing this Acknowledgement I also am transferring to my Employer my ownership interest in the insurance policy that was the subject of the split-dollar agreement I previously signed.

          2/11/2003                            /s/ Douglas G. Borror
------------------------------             -------------------------------------
            Date                                                      Signature

                                           Douglas G. Borror
                                           -------------------------------------
                                                             Name (please print)

                                 **************

Return this signed notice to the Committee at the following address:

          Dominion Homes' Compensation Committee
          --------------------------------------

          C/o Robert A. Meyer, Jr.
          --------------------------------------

          5501 Frantz Rd., P.O. Box 7166
          --------------------------------------

          Dublin, OH 43017
          --------------------------------------

Received by Committee on: 2/11/2003
                         -----------------------

By: __ Robert A. Meyer, Jr.

                                  ATTACHMENT B

                                       TO

                              DOMINION HOMES, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                 ENROLLMENT FORM

                   1.00 Instructions for Completing This Form

You must complete, sign and return this form to the Committee at the address shown at the end of this form before you may participate in the Dominion Homes, Inc. Supplemental Executive Retirement Plan. However, before doing so, there are several things you should know.

First, the terms of your participation are described in a separate Notice of Participation. Be sure you review these terms carefully.

Second, several terms used in this form are defined in the Plan. These terms are capitalized. You should review the Plan document carefully to be sure you understand the effect of your elections.

Third, the elections you make in this form will remain in effect until they are changed. You may change the elections you make in this form. However, there are some limits on when these changes may be made and the time any changes become effective. These are explained in the Plan. You should ensure that you understand the effect of any change before it is made.

Fourth, if you change any of your elections, you may do so only by completing and delivering to the Committee (at the address shown at the end of this form) a revised form that includes:

     . All the information specified in Part 2.00 (Identification of Participant) of this form and sign Part 5.00 (Acknowledgement) of this form. This information is needed to ensure that the Committee is fully apprised of this information; and

     . The substance of the new election only [e.g., if you are naming a new Beneficiary, you need not complete other parts of this form, although
          Part 2.00 (Identification of Participant) always must be completed].

If you have any questions about this form, please contact the Committee at the address shown at the end of this form.

                       2.00 Identification of Participant

Note: This part of this form must be completed whenever you file this form; any revisions or elections made without completing this part of this form will be ignored.

Name: Douglas G. Borror
      --------------------------------------------------------------------------
Soc. Sec. No.: ###-##-####
              ------------------------------------------------------------------
Date of Birth: August 13, 1955
              ------------------------------------------------------------------
Address: 5500 Dublin Road, Dublin, OH 43017
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         3.00 Designation of Beneficiary

3.01  Primary Beneficiary:

I designate the following persons as my Primary Beneficiary or Beneficiaries to receive the portion of my Account that is not distributed to me after Termination but before my death (see Plan Section 5.00). This benefit will be paid, in the proportion specified, to:

          100  %   to the then acting trustee of the trust agreement executed by
         ------    ------------------------------------------------------------
                   Douglas G. Borror, as grantor and as trustee, on June 18,
                   ------------------------------------------------------------
                   2001, as amended.
                   ------------------------------------------------------------

         ______% to ____________________________________________________________
                             (Name)                               (Relationship)

         Address: ______________________________________________________________


         ______% to ____________________________________________________________
                             (Name)                                Relationship)

         Address: ______________________________________________________________


         ______% to ____________________________________________________________
                             (Name)                               (Relationship)

         Address: ______________________________________________________________

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3.02     Contingent Beneficiary:

If one or more of my Primary Beneficiaries dies before I die, I direct that any Plan death benefit that might otherwise have been paid to that Beneficiary:

         _____ Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

         _____ Be distributed among the following Contingent Beneficiaries.


         ______% to ____________________________________________________________
                             (Name)                               (Relationship)

         Address: ______________________________________________________________


         ______% to ____________________________________________________________
                             (Name)                                Relationship)

         Address: ______________________________________________________________


         ______% to ____________________________________________________________
                             (Name)                               (Relationship)

         Address: ______________________________________________________________


         ______% to ____________________________________________________________
                             (Name)                               (Relationship)

         Address: ______________________________________________________________

                               4.00 Distributions

Normally, your Plan benefit will be distributed in a lump sum shortly after you Terminate. However, you may elect to have your Plan benefit distributed in as many as 10 annual installments and may elect to have your payment begin at some date after you Terminate (but benefits always must begin shortly after you reach age 65 or when you terminate employment, whichever is latest). However, these payment options are available only if this election is made at least 12 months before you Terminate.

Also, if you make this election but change your mind (e.g., you decide you do not want to receive annual installments), this election may be revoked but only if you deliver another completed Enrollment Form to the Committee before you Terminate. Any revocation delivered after that date will be ignored. Check as appropriate

          X  Subject to Plan rules and restrictions, I choose to receive my Plan
         ---
         benefit in a lump sum as soon as administratively practicable after my 55 birthday (may not be later than 65).

Note: Your benefits will not begin before you terminate employment even if you work past age 65. In this case, benefits will begin as soon as administratively practicable after you terminate.

         ____ Subject to Plan rules and restrictions, I choose to receive my Plan benefit in _____ annual installments (may not be more than 10) beginning on:

              ____  As soon as administratively practicable after I Terminate;
              or

              ____ As soon as administratively practicable after my ____ birthday (may not be later than 65).

                              5.00 Acknowledgement

I acknowledge and agree, on my own behalf and on behalf of my Beneficiary and my heirs and assigns, that [1] the Plan is unfunded and is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined in the Employee Retirement Income Security Act of 1974, as amended), [2] I may lose all or part of my Plan benefit (including any unpaid installments) if my Employer becomes bankrupt, [3] I may not earn a benefit for any period I am not an Eligible Employee, [4] I may change the elections made in this Enrollment Form only if I comply fully with the rules described in this form and in the Plan, [5] I have read and understand the terms of the Plan, [6] any disputes relating to the Plan must be resolved through procedures described in Plan Sections 7.07 and 7.08 and [7] I am solely responsible for ensuring that the Committee's files contain my current mailing address and that of my Beneficiary.

              2/11/2003               /s/ Douglas G. Borror
---------------------------------     ------------------------------------------
                Date                                                 Signature


                                      Douglas G. Borror
                                      ------------------------------------------
                                                            Name (please print)

                                 ***************

Return this signed form to the Committee at the following address:

         Dominion Homes' Compensation Committee
         ---------------------------------------
         C/o Robert A. Meyer, Jr.
         ---------------------------------------
         5501 Frantz Rd., P.O. Box 7166
         ---------------------------------------
         Dublin, OH 43017
         ---------------------------------------
Received by Committee on: 2/11/2003
                         -----------------------
By: Robert A. Meyer, Jr.
   ---------------------------------------------

                              SUPPLEMENTAL SCHEDULE
                                       TO
                              DOMINION HOMES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                             NOTICE OF PARTICIPATION

----------------------------------------------------------------------------------------------------------------------
     Named Executive Officer                 Initial Employer Contribution          Annual Employer Contribution
----------------------------------------------------------------------------------------------------------------------
Douglas G. Borror                                      $345,475                                $150,000
----------------------------------------------------------------------------------------------------------------------
Jon M. Donnell                                         $177,420                                $ 85,000
----------------------------------------------------------------------------------------------------------------------
David S. Borror                                        $ 68,767                                $ 31,000
----------------------------------------------------------------------------------------------------------------------
Robert A. Meyer, Jr.                                   $ 62,473                                $ 25,000
----------------------------------------------------------------------------------------------------------------------
Peter J. O'Hanlon                                      $ 19,858                                $  9,000
----------------------------------------------------------------------------------------------------------------------

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